SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


                           FILED BY THE REGISTRANT [X]


                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]


                           Check the appropriate box:


                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                  [X] Supplement to Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12


                            PAYLESS SHOESOURCE, INC.


                (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):


[X] NO FEE REQUIRED.
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.


         1) Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------


         2) Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------


         4) Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------


         5) Total fee paid:


            --------------------------------------------------------------------


[ ]      FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.


[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.


         1) Amount Previously Paid:


            --------------------------------------------------------------------


         2) Form, Schedule or Registration Statement No.:


            --------------------------------------------------------------------


         3) Filing Party:


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         4) Date Filed:


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


                            [PAYLESS SHOESOURCE LOGO]
                           3231 SOUTHEAST SIXTH AVENUE
                              TOPEKA, KANSAS 66607

                             -----------------------

                       FIRST SUPPLEMENT TO PROXY STATEMENT
                      FOR THE ANNUAL MEETING OF SHAREOWNERS
                           TO BE HELD ON MAY 27, 2004
                    10:00 A.M. CENTRAL DAYLIGHT SAVINGS TIME
                THE WASHBURN UNIVERSITY BRADBURY THOMPSON CENTER,
             CORNER OF 17TH STREET AND JEWELL AVENUE, TOPEKA, KANSAS
                             -----------------------

May 7, 2004

Dear Fellow Shareowner:

As you may know, a group of financial entities calling itself the "Barington Companies group" has filed proxy materials with the SEC in order to solicit proxies in favor of a dissident slate of directors and against your Company's highly qualified and well-regarded nominees, independent directors Daniel Boggan, Jr., Robert C. Wheeler and our Audit Committee Chairman, Michael E. Murphy.

This letter supplements and amends the Company's Proxy Statement, dated April 16, 2004, that Payless ShoeSource, Inc. furnished to shareowners in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the upcoming May 27, 2004 Annual Meeting of Shareowners.

THIS SUPPLEMENT CONTAINS IMPORTANT NEW INFORMATION YOU SHOULD KNOW ABOUT BARINGTON'S PROXY SOLICITATION, INCLUDING THAT YOUR BOARD OF DIRECTORS HAS DETERMINED THAT BARINGTON'S NOTICE TO THE COMPANY OF ITS INTENTION TO BRING BUSINESS BEFORE THE 2004 ANNUAL MEETING VIOLATED THE COMPANY'S BY-LAWS. AS A RESULT, PURSUANT TO THE COMPANY'S BY-LAWS, BARRINGTON'S NOMINATIONS ARE DEFECTIVE AND WILL BE DISREGARDED AT THE ANNUAL MEETING.

At the Annual Meeting you will be asked to elect three Directors and to ratify the appointment of the Company's independent certified public accountants. TIME IS SHORT! THE 2004 ANNUAL MEETING IS FAST APPROACHING. Please sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. If you have any questions or need help voting your proxy, please call D.F. King, & Co., Inc., our proxy solicitor, at (800) 431-9633 toll-free or collect at (212) 269-5550. DO NOT RETURN ANY GREEN PROXY CARD SENT TO YOU BY BARINGTON OR ANY OTHER MEMBER OF THE DISSIDENT GROUP; THE BOARD OF DIRECTORS HAS DETERMINED THAT THEIR NOMINATIONS WILL NOT PROPERLY BE BEFORE THE ANNUAL MEETING AND THEREFORE VOTES FOR THEIR NOMINEES WILL NOT BE COUNTED.

This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to shareowners of the Company on or about May 7, 2004. Only holders of record of shares of common stock of the Company at the close of business on April 1, 2004 are entitled to receive notice of and to vote at the 2004 Annual Meeting.

On March 11, 2004, we received a letter from Barington Companies Equity Partners, L.P. concerning its intent to nominate directors for election at the Annual Meeting and also to propose certain other business. The Barington nominees include James A. Mitarotonda, Harold D. Kahn and William J. Fox. Despite our attempts, following receipt of that notice, to engage in good faith discussions with Barington regarding any concerns it might have about Payless, its operations or the members of its Board of Directors, Barington - along with three other entities previously unknown to the Company - filed a preliminary proxy statement with the SEC on April 26, 2004. Based on information we learned upon reviewing that preliminary proxy statement, your Board of Directors has determined that the letter that the Company received from Barington on March 11, 2004 failed to comply with the notice requirements of our By-Laws. The dissident's purported nominations are therefore defective under our By-Laws and will be disregarded at the 2004 Annual Meeting of Stockholders. Accordingly, any proxies Barington or its partners solicit in connection with the upcoming Annual Meeting of Shareowners will be invalid. On May 6, 2004, we notified Barington of the Board's determination.

Our By-Laws set forth clear requirements that must be met by shareowners wishing to propose business or nominate directors at a shareowner meeting. They include, among other things, accurately identifying the shareowners proposing the business or nominations, identifying any material interest of the shareowners in the business being proposed and accurately stating the number of Company shares beneficially owned by the shareowner proponent. Instead of complying with these requirements, Barington's notice gave the false impression that it was a 0.3% shareowner acting on its own - when, in fact, it appears to have been colluding with two entities controlled by New York City hedge fund Ramius Capital Group that collectively own more of the Company's stock than Barington itself. Among other things, Barington's notice to Payless completely concealed the participation of, and its arrangements with, the Ramius-affiliated entities and misrepresented Barington's holdings of Payless common stock by failing to include the holdings of those entities.

Payless filed a complaint in the federal district court of Kansas on May 6, 2004 to prevent Barington from waging an unlawful proxy fight and to require that Barington not solicit proxies on behalf of candidates that are ineligible for election and on the basis of false and misleading proxy materials. Our complaint alleges, among other things, violation of federal securities laws by the Barington Companies group as it seeks to solicit proxies by means of a proxy statement containing false and misleading statements with respect to material facts, and otherwise omitting material facts. In addition, the suit seeks a declaration that Barington's failure to abide by the terms of our By-Laws renders the Barington Companies group ineligible to bring any business before the Annual Meeting and renders Barington purported director nominees ineligible for election.

In the coming days, we will be communicating with you further.

                             YOUR VOTE IS IMPORTANT

The Board strongly believes that Barington does not represent the best interests of our shareowners.

DO NOT RETURN ANY GREEN PROXY CARD THAT THE BARINGTON GROUP MAY SEND YOU.
-------------------------------------------------------------------------

IF YOU HAVE NOT ALREADY RETURNED THE WHITE PROXY CARD WE SENT YOU OR HAVE PREVIOUSLY RETURNED THE DISSIDENTS' GREEN PROXY CARD, PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

On behalf of your Board of Directors, thank you for your continued interest and support, and prompt return of the enclosed WHITE proxy card. Please know that we are committed to acting in the interests of all shareowners.

SINCERELY,





/s/ Steven J. Douglass                               /s/ Howard R. Fricke
------------------------------------                 --------------------
STEVEN J. DOUGLASS,                                  HOWARD R. FRICKE,
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                 LEAD DIRECTOR






A shareowner can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation, or by returning a subsequently dated proxy.

                             ADDITIONAL INFORMATION

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, members of the Board and certain officers and employees of the Company may be deemed to be "participants" with respect to the Company's solicitation of proxies in connection with the 2004 Annual Meeting. Certain information concerning participants is set forth in the Proxy Statement, this Supplement and in Annex A hereto. Copies of the Company's filings with the SEC, including the Proxy Statement, are available free of charge through the Company's Investor Relations website at WWW.PAYLESSINFO.COM. The Company's filings are generally available on the same day they are electronically filed with the SEC.

METHOD AND COST OF PROXY SOLICITATION

As a result of the proxy contest initiated by the Barington Companies group, the Company will incur substantial additional costs in connection with its solicitation of proxies. The Company has retained D.F. King, & Co., Inc. to assist in the solicitation of proxies for a fee not to exceed $150,000, plus reasonable expenses. D.F. King will employ approximately 50 people to solicit proxies from the Company's shareowners. The Company has agreed to indemnify D.F. King against certain liabilities arising out of or in connection with D.F. King's engagement. Expenses related to the solicitation of proxies from shareowners, in excess of those normally spent for an annual meeting and excluding salaries and wages of regular employees and officers, are expected to aggregate up to approximately $1 million, of which approximately $300,000 has been spent to date.

STOCK PERFORMANCE GRAPH

The SEC rules require each public company to include a performance graph which includes a comparison of the Company's performance to a published line of business or self-constructed peer group.

BENEFICIAL STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND PERSONS OWNING MORE THAN FIVE PERCENT OF COMMON STOCK

     The following table sets forth certain information known to the Company regarding beneficial ownership of Payless Common Stock as of April 1, 2004, (including shares of the Company's Common Stock held in the Payless Profit Sharing Plan account for executive officers) by (a) each person known by Payless to own beneficially more than 5% of the Payless Common Stock, (b) each Director and nominee for election as a Director of Payless and each of the executive officers named in the Summary Compensation Table, and all current Directors, nominees and executive officers as a group. The shares allocated to the accounts of participants named below in the Payless Profit Sharing Plan constitute less than one percent of Payless Common Stock (see note (5) below).

     On April 1, 2004, there were 68,028,844 shares of Common Stock outstanding.


-------------------------------------------------------------- --- --------------------------- --- -------------------
                                                                      SHARES BENEFICIALLY
                                                                          OWNED AS OF                   PERCENT
                            NAME                                         APRIL 1, 2004                  OF CLASS
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
HOLDERS OF MORE THAN FIVE PERCENT OF COMMON STOCK
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Sterling Capital Management LLC(1).......................                    7,062,375                    10.4
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Lord, Abbett & Co.(2)....................................                    6,913,120                    10.2
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Pzena Investment Management, LLC(3)......................                    6,189,879                     9.1
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Artisan Partners Limited Partnership(4)..................                    4,288,000                     6.3
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS(5)
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Daniel Boggan Jr.........................................                       16,648                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Michael A. George (6)....................................                            -                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Howard R. Fricke(7)......................................                       36,684                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Mylle H. Mangum..........................................                       15,504                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
John F. McGovern ........................................                        6,436                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Michael E. Murphy(8).....................................                       23,568                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Robert C. Wheeler (6)....................................                        8,544                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Steven J. Douglass(9)....................................                    1,060,881                     1.5
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Duane L. Cantrell(9)(10).................................                      358,317                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Jay A. Lentz (9).........................................                       93,621                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Ullrich E. Porzig(9).....................................                      210,942                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
Darrel J. Pavelka (9)(10)................................                      122,804                     *
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
All directors, nominees and Executive officers as a group                    1,996,336                     2.9
(13 Persons)(6)(9)(10)...................................
-------------------------------------------------------------- --- --------------------------- --- -------------------
-------------------------------------------------------------- --- --------------------------- --- -------------------
* Less than one percent.
-------------------------------------------------------------- --- --------------------------- --- -------------------


(1) Information based on Amendment 2 to Schedule 13G filed on January 9, 2004, Sterling Capital Management LLC("Sterling"), Sterling MGT, Inc., ("Sterling Management"), Mr. Eduardo A. Brea, Alexander W. McAlister, David M. Ralston, Brian R. Walton and Mark Whalen (together, "Sterling Group") reported beneficial ownership of 7,062,375 shares. Sterling is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; Sterling Management is the Managing Member of Sterling; and Messrs. Brea, McAlister, Ralston Walton and Whalen are controlling Shareholders of Sterling

       Management. Sterling Group has shared power to vote or to direct the vote and shared power to dispose or to direct disposition of all 7,062,375 shares. Sterling Group's address is 4064 Colony Road, Suite 300, Charlotte, NC 28211.

(2) Information based on Schedule 13G filed on February 4, 2004. The address of Lord, Abbett and Co. is 90 Hudson Street, Jersey City, NJ 07302.

(3) Information based on Amendment 2 to Schedule 13G filed on February 12, 2004. The address of Pzena Investment Management, LLC is 120 West 45th Street, 34th Floor, New York, NY 10031.

(4) Information based on a Schedule 13G filed on January 23, 2004, Artisan Partners Limited Partnership ("Artisan Partners"), Artisan Investment Corporation, ("Artisan Corp."), Andrew A. Ziegler and Carlene Murphy Ziegler (together, "Artisan") reported beneficial ownership of 4,288,000 shares. Artisan Partners is an investment adviser registered under
       Section 203 of the Investment Advisers Act of 1940; Artisan Corp. is the General Partner of Artisan Partners; and Mr. Ziegler and Ms. Ziegler are the principal stockholders of Artisan Corp. Artisan has shared power to vote or to direct the vote and shared power to dispose or to direct disposition of all 4,288,000 shares. These shares have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from, and proceeds from the sale of, these shares. Artisan's address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(5) The Payless profit sharing plans provide for an investment fund which is invested in shares of Payless Common Stock (the "Payless Profit Sharing Plan Common Stock Fund"). As of April 1, 2004, the trusts under the Payless profit sharing plans owned approximately 2,465,306 shares of Payless Common Stock (approximately 3.62% of the shares of Payless Common Stock outstanding) in the Payless Profit Sharing Plan Common Stock Fund. Shares shown as beneficially owned by the persons referred to in the table include any shares allocated to their accounts under the Payless profit sharing plans.

(6) Does not include units credited to non-employee Director's accounts under the Deferred Compensation Plan for Non-Management Directors. As of April 1, 2004, the following Director had the indicated units credited to their account under the plan: Mr. George - 1,693 units. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless common stock.

(7)    Includes 12,000 shares owned by Mr. Fricke's spouse.

(8) Includes 3,000 shares held by a limited partnership of which Mr. Murphy and his spouse are the sole partners.

(9) Shares shown as beneficially owned include shares subject to options which are presently exercisable or which will become exercisable on or before May 31, 2004 as follows: Steven J. Douglass - 876,000 shares; Duane L. Cantrell - 310,898 shares; Jay A. Lentz - 87,817 shares; Darrel Pavelka - 96,106 shares, Ullrich E. Porzig - 154,417 shares; and all Directors, nominees and executive officers as a group - 1,561,254 shares.

(10) Does not include units credited to accounts under the Company's Deferred Compensation Plan. As of April 1, 2004, Mr. Cantrell had 19,274 units credited to his account and Mr. Pavelka had 2,638 units credited to his account. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless Common Stock.

(11) Mr. Porzig's ownership includes 45,465 shares held by family trusts and 384 owned by his children.

FORWARD-LOOKING STATEMENTS

Certain statements made in this Supplement and other written or oral statements made by or on behalf of the Company may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations of future events and are subject to a number of risks and uncertainties that may cause the Company's actual results to differ materially from those described in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The risks and uncertainties that may affect the operations, performance, development and results of our business include, but are not limited to, the following: changes in consumer spending patterns; changes in consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; the financial condition of the suppliers and manufacturers from whom we source our merchandise; changes in existing or potential duties, tariffs or quotas; changes in relationships between the United States and foreign countries; changes in relationships between Canada and foreign countries; economic and political instability in foreign countries or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom we source products are located or in which we operate stores; changes in trade, customs and/or tax laws; fluctuations in currency exchange rates; availability of suitable store locations on appropriate terms; the ability to hire, train and retain associates; general economic, business and social conditions in the countries from which we source products, supplies or have or intend to open stores; the performance of partners in joint ventures; the ability to comply with local laws in foreign countries; threats or acts of terrorism or war; and strikes, work stoppages or slow downs by unions that play a significant role in the manufacture, distribution or sale of product. These and other risks and uncertainties are disclosed from time to time in the Company's filings with the Securities and Exchange Commission, including the "Forward-Looking Statements" section of the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004, in the Company's press releases and in oral statements made by or with the approval of authorized personnel. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.

                                     ANNEX A
                     INFORMATION CONCERNING PARTICIPANTS IN
                           THE SOLICITATION OF PROXIES
                           BY PAYLESS SHOESOURCE, INC.

Under applicable SEC regulations, each member of the Board and certain officers and employees of the Company may be deemed a "participant" in the solicitation of proxies for the 2004 Annual Meeting. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, of the persons who may be deemed participants. Unless otherwise indicated, the principal occupation refers to such person's position with the Company.

DIRECTORS

The business address for each of the Directors is c/o Payless ShoeSource, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607. The following table sets forth the name and principal occupation of each of the Company's directors:

------------------------------ -------------------------------------------------
NAME                           PRINCIPAL OCCUPATION
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Steven J. Douglass             Chairman of the Board and Chief Executive Officer
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Duane L. Cantrell              President
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Howard R. Fricke               Chairman of the Board
                               The Security Benefit Group of Companies
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Mylle H. Mangum                Chief Executive Officer
                               International Banking Technologies
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
John F. McGovern               Founder and Partner
                               Aurora Capital LLC
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Michael A. George              Chief Marketing Officer and General Manager, U.S.
                               Consumer Business Dell Inc.
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Daniel Boggan Jr.              Director of Business Development
                               Siebert Branford Shank & Co., LLC
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Michael E. Murphy              Retired, Vice Chairman and Chief Administrative
                               Officer Sara Lee Corporation
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Robert C. Wheeler              Chairman and Chief Executive Officer
                               Hill's Pet Nutrition, Inc.
------------------------------ -------------------------------------------------


PARTICIPANT EMPLOYEES

In addition to the foregoing, the Company's regular employees who may be deemed participants include, Ullrich E. Porzig, Senior Vice President, Chief Financial Officer and Timothy J. Reid, Director of Corporate Communications and Investor Relations.

INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S SECURITIES BY PARTICIPANTS

The following table sets forth the beneficial ownership of securities of the Company as of April 1, 2004 by certain participants in this solicitation. Unless otherwise indicated, all of such interests are owned directly. In each case, the amount of such ownership by such participant is less than approximately 1.5% of the Company's common stock. Unless otherwise indicated, the business address of each participant is Payless ShoeSource, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607.



       --------------------------------------------------- ------------------------------------------------------
       NAME AND ADDRESS                                    NUMBER OF SHARES OF COMMON
       OF BENEFICIAL OWNER                                 STOCK BENEFICIALLY OWNED
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Daniel Boggan Jr.                                          16,648
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Howard R. Fricke (1)                                       36,684
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Michael A. George (2)                                        -
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Mylle H. Mangum                                            15,504
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       John F. McGovern                                            6,436
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Michael E. Murphy (3)                                      23,568
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Robert C. Wheeler                                           8,544
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Steven J. Douglass (4)                                  1,060,881
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Duane L. Cantrell (4)(5)                                  358,317
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Ullrich E. Porzig (4)(6)                                  210,942
       --------------------------------------------------- ------------------------------------------------------
       --------------------------------------------------- ------------------------------------------------------
       Timothy J. Reid (4)                                       16,838
       --------------------------------------------------- ------------------------------------------------------



(1)    Includes 12,000 shares owned by Mr. Fricke's spouse.

(2) Does not include units credited to non-employee Director's accounts under the Deferred Compensation Plan for Non-Management Directors. As of April 1, 2004, the following Director had the indicated units credited to their account under the plan: Mr. George - 1,693 units. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless common stock.

(3) Includes 3,000 shares held by a limited partnership of which Mr. Murphy and his spouse are the sole partners.

(4) Shares shown as beneficially owned include shares subject to options which are presently exercisable on or before May 31, 2004 as follows:
       Steven J. Douglass--876,000 shares; Duane L. Cantrell-- 310,898 shares; Ullrich E. Porzig--154,417 shares; and Timothy J. Reid--15,833 shares.

(5) Does not include units credited to accounts under the Company's Deferred Compensation Plan. As of April 1, 2004, Mr. Cantrell had 19,274 units credited to his account. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless Common Stock.

(6) Mr. Porzig's ownership includes 45,465 shares held by family trusts and 384 owned by his children.

INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY PARTICIPANTS

The following table sets forth purchases and sales of the Company's securities by the participants listed below since May 7, 2002.



                               Transaction    Transaction                                           Deferred Comp
      Name                        Date           Type                           Shares                   Plan
---------------------------  --------------- -------------               -------------------       ---------------
Steven J. Douglass               6/10/2002     Purchase                         9.51
Steven J. Douglass               7/16/2002     Purchase                         6.87
Steven J. Douglass                8/6/2002     Purchase                         8.03
Steven J. Douglass               9/11/2002     Purchase                         6.36
Steven J. Douglass               10/9/2002     Purchase                         7.20
Steven J. Douglass              11/14/2002     Purchase                         6.42
Steven J. Douglass              11/21/2002     Purchase                    18,938.75
Steven J. Douglass              12/12/2002     Purchase                         9.45
Steven J. Douglass                1/8/2003     Purchase                         6.87
Steven J. Douglass               2/12/2003     Purchase                         7.47
Steven J. Douglass               3/12/2003     Purchase                         7.73
Steven J. Douglass                4/9/2003     Purchase                         7.42
Steven J. Douglass               5/14/2003     Purchase                         7.49
Steven J. Douglass                6/2/2003     Sale                            (9.22)    (1)
Steven J. Douglass               6/10/2003     Purchase                        12.41
Steven J. Douglass               7/16/2003     Purchase                         9.20
Steven J. Douglass                8/6/2003     Purchase                         9.03
Steven J. Douglass               9/10/2003     Purchase                         8.20
Steven J. Douglass               10/8/2003     Purchase                         8.56
Steven J. Douglass              11/13/2003     Purchase                        13.53
Steven J. Douglass              12/10/2003     Purchase                         9.58
Steven J. Douglass               1/13/2004     Purchase                         8.99
Steven J. Douglass               2/11/2004     Purchase                         8.81
Steven J. Douglass                3/2/2004     Sale                           (17.82)    (1)
Steven J. Douglass               3/10/2004     Purchase                         8.55
Steven J. Douglass               3/10/2004     Sale                        (5,329.00)
Steven J. Douglass               4/14/2004     Purchase                         8.26

Duane L. Cantrell                6/10/2002     Purchase                         9.51
Duane L. Cantrell                7/16/2002     Purchase                         6.87

Duane L. Cantrell                7/23/2002     Sale                              -                   (6.70)    (1)
Duane L. Cantrell                 8/6/2002     Purchase                         8.03
Duane L. Cantrell                8/14/2002     Purchase                     (1674.00)
Duane L. Cantrell                9/11/2002     Purchase                         6.36
Duane L. Cantrell                10/9/2002     Purchase                         7.20

Duane L. Cantrell               10/31/2002     Sale                              -                   (6.11)    (1)
Duane L. Cantrell               11/14/2002     Purchase                         6.42
Duane L. Cantrell               11/25/2002     Sale                        (1,350.00)
Duane L. Cantrell               11/25/2002     Sale                       (12,000.00)
Duane L. Cantrell               12/12/2002     Purchase                         9.45
Duane L. Cantrell                 1/8/2003     Purchase                         6.87

                                      -10-


                               Transaction    Transaction                                           Deferred Comp
      Name                        Date           Type                           Shares                   Plan
---------------------------  --------------- -------------               -------------------       ---------------

Duane L. Cantrell                2/12/2003     Purchase                         7.47

Duane L. Cantrell                 3/3/2003     Sale                              -                   (7.02)    (1)
Duane L. Cantrell                3/10/2003     Sale                        (1,338.00)
Duane L. Cantrell                3/12/2003     Purchase                         7.73
Duane L. Cantrell                 4/9/2003     Purchase                         7.42
Duane L. Cantrell                5/14/2003     Purchase                         7.49
Duane L. Cantrell                5/23/2003     Purchase                     3,750.00
Duane L. Cantrell                 6/2/2003     Sale                            (1.21)    (1)

Duane L. Cantrell                 6/2/2003     Sale                              -                   (6.22)    (1)
Duane L. Cantrell                6/10/2003     Purchase                        12.41
Duane L. Cantrell                7/16/2003     Purchase                         9.20
Duane L. Cantrell                 8/6/2003     Purchase                         9.03

Duane L. Cantrell                8/19/2003     Sale                              -                   (2.60)    (1)
Duane L. Cantrell                8/24/2003     Sale                        (1,573.00)
Duane L. Cantrell                9/10/2003     Purchase                         8.20
Duane L. Cantrell                10/8/2003     Purchase                         8.56
Duane L. Cantrell               11/13/2003     Purchase                        13.53
Duane L. Cantrell               12/10/2003     Purchase                         9.58
Duane L. Cantrell                1/13/2004     Purchase                         8.99
Duane L. Cantrell                2/11/2004     Purchase                         8.81
Duane L. Cantrell                 3/2/2004     Sale                            (2.34)    (1)
Duane L. Cantrell                3/10/2004     Purchase                         8.55
Duane L. Cantrell                3/10/2004     Sale                        (1,258.00)
Duane L. Cantrell                4/14/2004     Purchase                         8.26

Ullrich E. Porzig                5/10/2002     Purchase                        29.17
Ullrich E. Porzig                5/28/2002     Purchase                        28.77
Ullrich E. Porzig                 6/7/2002     Purchase                        29.11
Ullrich E. Porzig                6/21/2002     Purchase                        29.18
Ullrich E. Porzig                 7/8/2002     Purchase                        29.86
Ullrich E. Porzig                7/19/2002     Purchase                        37.11
Ullrich E. Porzig                 8/2/2002     Purchase                        37.28
Ullrich E. Porzig                8/16/2002     Purchase                        32.31
Ullrich E. Porzig                8/30/2002     Purchase                        31.00
Ullrich E. Porzig                9/13/2002     Purchase                        26.60
Ullrich E. Porzig                1/17/2003     Purchase                        32.35
Ullrich E. Porzig                1/31/2003     Purchase                        33.75
Ullrich E. Porzig                2/14/2003     Purchase                        34.99
Ullrich E. Porzig                2/28/2003     Purchase                        34.65
Ullrich E. Porzig                 3/6/2003     Purchase                       267.94
Ullrich E. Porzig                3/14/2003     Purchase                        35.66
Ullrich E. Porzig                4/11/2003     Purchase                        35.10
Ullrich E. Porzig                4/25/2003     Purchase                        34.86
Ullrich E. Porzig                 5/9/2003     Purchase                        35.09
Ullrich E. Porzig                5/23/2003     Purchase                        39.53
Ullrich E. Porzig                5/23/2003     Purchase                     1,500.00
Ullrich E. Porzig                 6/2/2003     Purchase                        (0.95)    (1)
Ullrich E. Porzig                 6/6/2003     Purchase                        40.50
Ullrich E. Porzig                6/23/2003     Purchase                        46.28
Ullrich E. Porzig                 7/7/2003     Purchase                        44.28

                                      -11-



                               Transaction    Transaction                                           Deferred Comp
      Name                        Date           Type                           Shares                   Plan
---------------------------  --------------- -------------               -------------------       ---------------
Ullrich E. Porzig                7/18/2003     Purchase                        42.38
Ullrich E. Porzig                 8/1/2003     Purchase                        42.89
Ullrich E. Porzig                8/15/2003     Purchase                        40.72
Ullrich E. Porzig                8/29/2003     Purchase                        38.22
Ullrich E. Porzig                9/16/2003     Purchase                        24.90
Ullrich E. Porzig                1/16/2004     Purchase                        43.00
Ullrich E. Porzig                 2/2/2004     Purchase                        40.39
Ullrich E. Porzig                2/17/2004     Purchase                        43.43
Ullrich E. Porzig                2/27/2004     Purchase                        44.67
Ullrich E. Porzig                 3/2/2004     Sale                            (2.01)    (1)
Ullrich E. Porzig                3/10/2004     Sale                          (983.00)
Ullrich E. Porzig                3/12/2004     Purchase                        43.35

Timothy J. Reid                  3/28/2003     Sale                          (219.00)
Timothy J. Reid                  5/23/2003     Purchase                       275.00
Timothy J. Reid                  3/10/2004     Sale                          (207.00)

Daniel Boggan Jr.                5/24/2002     Purchase                     2,175.00
Daniel Boggan Jr.                5/22/2003     Purchase                     3,022.00

Howard R. Fricke                 5/24/2002     Purchase                     2,871.00
Howard R. Fricke                 5/22/2003     Purchase                     4,836.00

Michael A. George                2/26/2004     Purchase                                              1,693.00

Mylle H. Mangum                  5/24/2002     Purchase                     1,824.00
Mylle H. Mangum                  5/22/2003     Purchase                     2,418.00

John F. McGovern                 6/18/2003     Purchase                     6,436.00

Michael E. Murphy                5/24/2002     Purchase                     1,824.00
Michael E. Murphy                5/22/2003     Purchase                     2,418.00

Robert C. Wheeler                5/24/2002     Purchase                     1,824.00
Robert C. Wheeler                5/22/2003     Purchase                     2,418.00



(1) Sale of shares to cover Plan Administrator Fees under the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan and Deferred Compensation Plan


MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Annex A, the Proxy Statement or the Supplement, neither any participant nor any of their respective associates (together, the "Participant Associates") is either a party to any transaction or series of transactions since April 16, 2004, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Associate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A, the Proxy Statement or the Supplement, (i) no participant or Participant Associate directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (ii) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Associate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Annex A, the Proxy Statement or the Supplement, there are no contracts, arrangements or understandings by any participant within the past year with any person with respect to any securities of the Company.

                                    IMPORTANT

PLEASE RETURN YOUR WHITE PROXY CARD AND DO NOT RETURN ANY OF THE BARINGTON COMPANIES GROUP'S PROXY CARDS, EVEN AS A PROTEST VOTE AGAINST THEM. ONLY YOUR LATEST DATED, SIGNED PROXY CARD WILL BE COUNTED, AND ANY BARINGTON PROXY YOU SIGN FOR ANY REASON COULD INVALIDATE PREVIOUS WHITE PROXY CARDS SENT BY YOU TO SUPPORT PAYLESS' BOARD OF DIRECTORS.

Your vote is important. Please take a moment to vote by telephone, via the internet or SIGN, DATE and promptly MAIL your WHITE proxy card in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, your shares can only be voted upon your instruction, accordingly please sign, date and mail the enclosed WHITE instruction card in the postage-paid envelope provided. If you have any questions or need assistance in voting your shares, please call:

                              D.F. KING & CO., INC.
                                 48 WALL STREET
                               NEW YORK, NY 10005
                            TOLL FREE: (800) 431-9633
                  BANKS & BROKERS CALL COLLECT: (212) 269-5550

                                   PROXY CARD
[PAYLESS SHOESOURSE, INC. LOGO]

                                   PAYLESS SHOESOURCE, INC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON MAY 27, 2004

Shareowners of Payless ShoeSource, Inc.:

By signing this card, each of Jay A. Lentz, Ullrich E. Porzig, and Aaron G. Hove, with full power of substitution, are appointed as proxies for the undersigned to vote all common shares held by the undersigned in Payless ShoeSource, Inc. at the May 27, 2004, Annual Meeting of Shareowners and at any adjournment of the Meeting, on all subjects that may properly come before the Annual Meeting, subject to the directions on the other side of this card.

The Board of Directors recommends a vote FOR election of the listed director nominee, Proposal I, and a vote FOR Proposal II on the other side of this card. IF NO DIRECTIONS ARE GIVEN, AND THIS CARD IS RETURNED SIGNED, THE UNDERSIGNED UNDERSTANDS THAT THE PROXIES WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------          -------------------------------


------------------------------          -------------------------------


------------------------------          -------------------------------


To the Shareowners of Payless ShoeSource, Inc.:

You are cordially invited to attend the Annual Meeting of Payless ShoeSource Shareowners which will be held at Washburn University, Bradbury Thompson Center, 17th Street and Jewell Avenue, Topeka, Kansas on Thursday, May 27, 2004, at 10:00 a.m., Central Daylight Saving Time.

Provided with this proxy card is a return envelope and the Supplement to the Proxy Statement for the 2004 Annual Meeting. It is important that you vote either by returning the proxy card or by using the Internet. Management's recommendation on each Issue and the reasons for the recommendations are described in the Proxy Statement.

              PLEASE PROMPTLY SIGN, DATE AND RETURN THE PROXY CARD
           USING THE ENCLOSED ENVELOPE OR VOTE BY USING THE INTERNET.
          Please sign the proxy card exactly as your name(s) appear(s)
                       on the reverse side of this card.

PYLCM1

--------------------------------------------------------------------------------

|X|    Please mark
       votes as in
       this example

--------------------------------------------------------------------------------
                            PAYLESS SHOESOURCE, INC.
--------------------------------------------------------------------------------




             Please be sure to sign and date this Proxy          Date
--------------------------------------------------------------------------------



    Shareowner sign here                   Co-owner sign here
--------------------------------------------------------------------------------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS I AND II.

I.  Election of Directors.

    Election of Daniel Boggan Jr., Michael E. Murphy and Robert C. Wheeler, each for a three-year term expiring in 2007.


                                                                              FOR          WITHHELD
                                                                              ALL          FROM ALL        EXCEP-
                                                                            NOMINEES       NOMINEES         TIONS
    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL             | |             | |            | |
    NOMINEE(S), MARK THE EXCEPTIONS BOX AND WRITE THE NAME(S) IN THE
    SPACE PROVIDED BELOW.




    Exceptions:
               --------------------





                                                                              FOR           AGAINST        ABSTAIN
II. Ratify the appointment of Deloitte & Touche LLP as independent            | |             | |            | |
    public accountants for fiscal year 2004.

Mark box at right if you plan to attend the Annual Meeting.                                                  | |

Mark box at right if an address change or comment has been noted on the reverse side of this card.           | |



DETACH CARD                                                                                             DETACH CARD



To vote by mail, please detach the proxy card above and return it in the enclosed envelope. To vote by Internet, please visit
HTTP://WWW.EPROXYVOTE.COM/UMB-BANK/. If you are planning to attend the Annual Meeting, please save this Admission Ticket and bring it to the meeting for admission.

The Payless ShoeSource Annual Meeting of Shareowners will be held at:

                  WASHBURN UNIVERSITY, BRADBURY THOMPSON CENTER
                          17TH STREET AND JEWELL AVENUE
                                 TOPEKA, KANSAS
                             THURSDAY, MAY 27, 2004
                    10:00 A.M., CENTRAL DAYLIGHT SAVING TIME

                           TO VOTE USING THE INTERNET:

1. Read the accompanying Supplement and the Proxy Statement.

2. Visit the Internet voting site at HTTP://WWW.EPROXYVOTE.COM/UMB-BANK/ and follow the instructions on the screen.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the above proxy card. Please note that all votes cast by using the Internet must be submitted prior to 5:00 p.m., Central Daylight Saving Time, May 26, 2004. Your Internet vote is quick, convenient and submitted immediately.

  IF YOU VOTE USING THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.

                            THANK YOU FOR YOUR VOTE.

                                ADMISSION TICKET

PYLCM2